UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2002


                                  METWOOD, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                           0-5391                 83-0210365
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                                  819 Naff Road
                              Boones Mill, VA 24065
                    (Address of principal executive offices)

                                 (540) 334-4294
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 10, 2002, Metwood, Inc. (the "Company") purchased substantially all the assets of Providence Engineering, P.C. ("Providence") pursuant to an Asset Purchase Agreement ("Agreement"), dated January 1, 2002, between Providence Engineering, P.C. and Metwood, Inc. The Company's $350,000 aggregate consideration for the purchase was determined in arm's length negotiations and consists of $60,000 in cash paid to Providence's shareholders, Ronald B. Shiflett and Sean C. Goldsmith, with the balance of $290,000 to be paid in cash and/or Metwood, Inc. common stock, $.001 par value, the proportion of stock and cash to be determined by the Company. The Company has placed 290,000 newly issued shares of Metwood, Inc. common stock in escrow with Colonial Stock Transfer, Salt Lake City, Utah, for issuance as needed in payment of the remaining $290,000 consideration.

The purchased assets include accounts receivable, in-house developed computer software, equipment and other personal property. It is the Company's intention to utilize these assets to continue the business of Providence as conducted prior to the acquisition.

Metwood, Inc., a manufacturer of light-gauge steel building components, designs and sells patented, innovative and technologically advanced products to both residential and commercial builders, including combination steel and wood girders for building support beams, steel girders, headers, floor joists, light-gauge steel trusses, and other proprietary products. The Company also engineers and designs garage, deck and porch concrete pour-over systems. Since Metwood, Inc. manufactures construction-related products, its customer base is similar to that of Providence. Therefore, the Company can provide Providence's customers with products, while Providence can provide Metwood's customers with design services and engineering consulting work. The acquisition will give both companies the potential to grow and expand to new levels.

The foregoing discussion of the Agreement and acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 2.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial statements of business acquired

            Financial statements are not available to be filed with this report but will be filed by amendment within 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)        Pro Forma financial information

            Pro forma financial statements are not available to be filed with this report but will be filed by amendment within 60 days after the date this Current Report on Form 8-K is required to be filed.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           METWOOD, INC.


Date: June 10, 2002    By: /s/ Robert M. Callahan
                           President and Director


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